UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 16, 2018

Commission File Number of issuing entity:  333-208347-01
Central Index Key Number of issuing entity:  0001128250
BA CREDIT CARD TRUST*
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Notes)

Commission File Number of issuing entity:  333-208347-02
Central Index Key Number of issuing entity:   0000936988
BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-208347
Central Index Key Number of depositor:   0001370238

BA CREDIT CARD FUNDING, LLC
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor: 0001102113
BANK OF AMERICA, NATIONAL ASSOCIATION
(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 1020 North French Street DE5-002-02-06 Wilmington, Delaware 19884	c/o BA Credit Card Funding, LLC 1020 North French Street DE5-002-02-06 Wilmington, Delaware 19884
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(980) 683-4915	(980) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events

Item 8.01.	Other Events.

On February 23, 2018, BA Credit Card Trust issued its BAseries Class A(2018‑1) Notes.

On February 23, 2018, Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card Trust, BAseries Class A(2018‑1) Notes.

On February 23, 2018,  Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Master Credit Card Trust II, Series 2001-D Certificate.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d).	Exhibits.

Exhibit Index

The following are filed as Exhibits to this Report under Exhibits 1, 4, 5, 23 and 36:

Exhibit 1.1
Class A(2018-1) Underwriting Agreement, dated as of February 16, 2018 (included in Exhibit 1.1 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

Exhibit1.2
Class A(2018-1) Terms Agreement, dated as of February 16, 2018 (included in Exhibit 1.2 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

Exhibit 4.1
Unexecuted copy of the Class A(2018-1) Terms Document (included in Exhibit 4.1 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

Exhibit 4.2	Class A(2018‑1) Terms Document, dated as of February 23, 2018.

Exhibit 5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2018‑1) Notes.

Exhibit 5.2	Legality opinion of Richards, Layton & Finger, P.A. with respect to Series 2001-D Certificate.

Exhibit 23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.2).

Exhibit 36.1
Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated February 16, 2018, with respect to the Class A(2018-1) Notes (included in Exhibit 36.1 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

Date: February 23, 2018	By:	/s/ Keith W. Landis
Name: Keith W. Landis
Title: President & CEO

EXHIBITS

Exhibit No.	Description

Exhibit 1.1
Class A(2018-1) Underwriting Agreement, dated as of February 16, 2018 (included in Exhibit 1.1 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

Exhibit 1.2
Class A(2018-1) Terms Agreement, dated as of February 16, 2018 (included in Exhibit 1.2 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

Exhibit 4.1	Unexecuted copy of the Class A(2018-1) Terms Document (included in Exhibit 4.1 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).

Exhibit 4.2	Class A(2018‑1) Terms Document, dated as of February 23, 2018.

Exhibit 5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2018‑1) Notes.

Exhibit 5.2	Legality opinion of Richards, Layton & Finger, P.A. with respect to Series 2001-D Certificate.

Exhibit 23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.2).

Exhibit 36.1
Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated February 16, 2018, with respect to the Class A(2018-1) Notes (included in Exhibit 36.1 to the registrant’s Form 8-K, as filed with the Securities and Exchange Commission on February 20, 2018, which is incorporated herein by reference).